T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2023

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective May 1, 2024, David Corris and Prashant G. Jeyaganesh will join Sudhir Nanda as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Corris joined T. Rowe Price in 2021 and Mr. Jeyaganesh joined T. Rowe Price in 2006. Mr. Nanda will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee on August 1, 2024.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective May 1, 2024, David Corris and Prashant G. Jeyaganesh will join Sudhir Nanda as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Corris joined the Firm in 2021, and his investment experience dates from 2003. During the past five years, he has served as a portfolio manager with the Firm and, prior to joining the Firm, he served as a portfolio manager and the head of the Disciplined Equity team, a hybrid quant and fundamental platform, at the Bank of Montreal Global Asset Management (BMO). Mr. Jeyaganesh joined the Firm in 2006, and his investment experience dates from that time. He has served as a portfolio manager with the Firm throughout the past five years. Mr. Nanda will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee on August 1, 2024.

The date of this supplement is January 30, 2024.

F120-041 1/30/24